                   WARBURG PINCUS WORLDPERKS MONEY MARKET FUND

              WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND


                                 (Common Shares)



                          Supplement to the Prospectus

The following information supersedes certain information in the combined prospectus of the Warburg Pincus WorldPerks Funds in the section entitled "The Funds' Expenses":

Through November 15, 1998, service providers for the WorldPerks Money Market Funds have agreed to waive fees and reimburse expenses so that the Total Fund Operating Expenses for each Fund during this period will be .35%. After November 15, Total Fund Operating Expenses for each Fund will be as listed in the Prospectus.

Dated: October 7, 1998                                      FFNWF-1-1098A